INTANGIBLE ASSETS, NET - Future Amortization Expense Estimated (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Future Amortization Expense
2026	¥ 18,602
2027	18,529
2028	18,165
2029	9,527
2030	8,837
Thereafter	27,249
Total intangible assets, net	¥ 100,909	¥ 252,589